UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 6-K

REPORT OF FOREIGN PRIVATE ISSUER
PURSUANT TO RULE 13a-16 OR 15d-16 UNDER
THE SECURITIES EXCHANGE ACT OF 1934

For the month of: July 2026

Commission File Number: 001-34857

Goldgroup Mining Inc.

(Translation of registrant’s name into English)

1111 Melville Street, Suite 410
Vancouver, British Columbia, V6E 3V6, Canada

(Address of principal executive office)

Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F:

Form 20-F             ☐           Form 40-F             ☒

EXPLANATORY NOTE

Purpose of the Filing

Goldgroup Mining Inc., a corporation incorporated under the laws of the province of British Columbia, Canada (“Goldgroup”), is filing this Report on Form 6-K pursuant to Rule 12g-3(f) under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to Rule 12g-3(a) under the Exchange Act, Goldgroup is a “successor issuer” to Gold Resource Corporation (“Gold Resource”) which has historically filed periodic reports under the Exchange Act with the U.S. Securities and Exchange Commission (the “SEC”) (SEC File No.001-34857).

This Report on Form 6-K is being filed using the EDGAR format type 8-K12B under Gold Resource’s SEC file number. Goldgroup expects that upon the furnishing of this Form 6-K to the SEC, a new file number will be generated for the purpose of satisfying Goldgroup’s reporting obligations under the Exchange Act.

Goldgroup is a “foreign private issuer” (as such term is defined in Rule 3b-4 under the Exchange Act) and will file and furnish reports to the SEC and certain Canadian securities regulatory authorities under the Multijurisdictional Disclosure System.

Background and Succession Pursuant to Rule 12g-3

On July 17, 2026, pursuant to the Arrangement Agreement and Plan of Merger dated January 25, 2026 (as amended as of May 15, 2026, the “Arrangement Agreement”) among Gold Resource, Goldgroup, and Goldgroup Merger Sub Inc., a Colorado corporation and wholly owned subsidiary of Goldgroup (“Merger Sub”), Merger Sub merged with and into Gold Resource under Colorado law and a plan of arrangement pursuant to Part 9, Division 5 of the Business Corporations Act (British Columbia), with Gold Resource surviving and continuing as the wholly owned subsidiary of Goldgroup (such transaction, the “Merger”).

As consideration for the Merger, each share of Gold Resource’s outstanding common stock, par value $0.001 per share (the “Gold Resource Shares”), was transferred to Goldgroup in exchange for 0.3619 Goldgroup common shares (the “Goldgroup Shares”). The Goldgroup Shares issued in exchange for the Gold Resource Shares under the Arrangement Agreement were exempt from registration under the U.S. Securities Act of 1933, as amended, pursuant to Section 3(a)(10) thereof.

Prior to the effectiveness of the Merger, the Gold Resource Shares were listed on the NYSE American LLC (the “NYSE American”) under the trading symbol “GORO” and registered pursuant to Section 12(b) of the Exchange Act. Prior to the effectiveness of the Merger, the Goldgroup Shares were not registered under Section 12 of the Exchange Act and were listed on the TSX Venture Exchange (“TSXV”) under the symbol “GGA” and traded on the OTCQX market under the symbol “GGAZF.”

Upon effectiveness of the Merger, the Goldgroup Shares were deemed registered under Section 12 of the Exchange Act pursuant to Rule 12g-3(a) thereunder. Rule 12g-3(a) provides that, in connection with a succession, securities of an issuer that are not already registered issued to the holders of securities of another issuer that are registered pursuant to either Section 12(b) or (g) of the Exchange Act will be deemed registered under the same paragraph of Section 12 of the Exchange Act The Goldgroup Shares are deemed registered under Section 12(b) of the Exchange Act because the Gold Resource Shares were registered under that paragraph of Section 12.

The Gold Resource Shares will cease to trade on the NYSE American prior to the opening of trading on July 20, 2026 . Due to a recent decline in the trading price of the Goldgroup Shares, Goldgroup does not currently meet the NYSE American initial listing requirements and therefore will not commence trading on NYSE American following the Merger as previously contemplated.  Following the Merger, the Goldgroup Shares will continue to be quoted on the OTC Markets under the symbol “GGAZD” and on the TSXV under the symbol “GGA”.  Goldgroup expects to continue its efforts to become listed on the NYSE American.

The foregoing description of the Merger is qualified in its entirety by reference to the Management Information Circular of Goldgroup dated as of May 29, 2026, a copy of which is included as Exhibit 99.82 to this Report on Form 6-K.

Description of Goldgroup Shares

The class of Goldgroup’s securities registered pursuant to Section 12(b) of the Exchange Act is Goldgroup’s common shares, no par value. Goldgroup’s authorized capital includes an unlimited number of common shares. Goldgroup’s common shares do not carry any cumulative voting rights, pre-emptive rights, purchase rights or conversion rights.

Each holder of Goldgroup’s common shares is entitled to one vote per share on all matters on which holders of common shares are entitled to vote. Each holder of a common share is entitled to receive notice of and to attend all meetings of common shareholders of Goldgroup.

There are no sinking fund provisions in relation to the common shares, and holders of common shares, in their capacity as such, are not liable to further calls or assessment by Goldgroup.

Holders of Goldgroup’s common shares are entitled to dividends if and when declared by Goldgroup’s board of directors out of funds legally available therefor.

There are no restrictions in Goldgroup’s Amended and Restated Articles with regard to the repurchase or redemption of Goldgroup’s common shares, provided that Goldgroup is not insolvent at the time of such repurchase or redemption and would not be made insolvent as a result of such action.

Provisions as to the modification, amendment or variation of the rights of holders of common shares are as contained in the Business Corporations Act (British Columbia). Pursuant to the applicable provisions of the Business Corporations Act (British Columbia), no right or special right attached to shares issued by Goldgroup may be prejudiced, altered or otherwise interfered with unless the members of the affected class of shareholders consent to such action by a separate resolution of the members of such class adopted by at least two-thirds of the votes cast with respect to the resolution.

FILED HEREWITH AS EXHIBITS TO THIS FORM 6-K

Exhibit No.	Description
99.1	News release dated January 10, 2025.
99.2	News release dated January 13, 2025.
99.3	News release dated January 16, 2025.
99.4	News release dated January 21, 2025.
99.5	Material change report dated January 30, 2025.
99.6	News release dated February 6, 2025.
99.7	News release dated March 7, 2025.
99.8	News release dated March 11, 2025.
99.9	News release dated March 12, 2025.
99.10	Material change report dated March 12, 2025.
99.11	News release dated March 17, 2025.
99.12	Early warning report dated March 18, 2025.
99.13	Material change report dated March 18, 2025.
99.14	News release dated March 26, 2025.
99.15	News release dated March 28, 2025.
99.16	News release dated April 11, 2025.
99.17	Audited Consolidated Annual Financial Statements of Goldgroup Mining Inc. for the years ended December 31, 2023 and 2024.
99.18	Management’s Discussion and Analysis of Goldgroup Mining Inc. for the year ended December 31, 2024.
99.19	Certification of annual filings by the chief executive officer of Goldgroup Mining Inc. dated April 25, 2025.
99.20	Certification of annual filings by the chief financial officer of Goldgroup Mining Inc. dated April 25, 2025.
99.21	News release dated May 8, 2025.

99.22	Material change report dated May 13, 2025.
99.23	Condensed Interim Consolidated Financial Statements (Unaudited) of Goldgroup Mining Inc. for the three months ended March 31, 2025 and 2024.
99.24	Management’s Discussion and Analysis of Goldgroup Mining Inc. for the three months ended March 31, 2025.
99.25	Certification of interim filings by the chief executive officer of Goldgroup Mining Inc. dated May 30, 2025.
99.26	Certification of interim filings by the chief financial officer of Goldgroup Mining Inc. dated May 30, 2025.
99.27	News release dated July 3, 2025.
99.28	News release dated July 18, 2025.
99.29	News release dated July 21, 2025.
99.30	News release dated July 28, 2025.
99.31	News release dated August 1, 2025.
99.32	News release dated August 5, 2025.
99.33	Early warning report dated August 6, 2025.
99.34	News release dated August 21, 2025.
99.35	News release dated August 22, 2025.
99.36	News release dated August 28, 2025.
99.37	Condensed Interim Consolidated Financial Statements (Unaudited) of Goldgroup Mining Inc. for the three and six months ended June 30, 2025 and 2024.
99.38	Management’s Discussion and Analysis of Goldgroup Mining Inc. for the three and six months ended June 30, 2025.
99.39	Certification of interim filings by the chief executive officer of Goldgroup Mining Inc. dated August 29, 2025.
99.40	Certification of interim filings by the chief financial officer of Goldgroup Mining Inc. dated August 29, 2025.
99.41	News release dated September 12, 2025.
99.42	News release dated September 18, 2025.
99.43	News release dated October 9, 2025.
99.44	News release dated October 13, 2025.
99.45	Consent of qualified person (NI 43-101) dated November 6, 2025.
99.46	Consent of qualified person (NI 43-101) dated November 6, 2025.
99.47	Consent of qualified person (NI 43-101) dated November 6, 2025.
99.48	Technical Report (NI 43-101) for the Cerro Prieto Project, Heap Leach Project, Magdalena de Kino, State of Sonora, Mexico, effective date April 4, 2025.
99.49	News release dated November 6, 2025.
99.50	Condensed Interim Consolidated Financial Statements (Unaudited) of Goldgroup Mining Inc. for the three and nine months ended September 30, 2025 and 2024.
99.51	Management’s Discussion and Analysis of Goldgroup Mining Inc. for the three and nine months ended September 30, 2025.
99.52	Certification of interim filings by the chief executive officer of Goldgroup Mining Inc. dated December 1, 2025.
99.53	Certification of interim filings by the chief financial officer of Goldgroup Mining Inc. dated December 1, 2025.
99.54	News release dated December 24, 2025.
99.55	News release dated December 31, 2025.
99.56	News release dated January 26, 2026.
99.57	PR Voting Support Agreement - Goldgroup Mining.
99.58	Early warning report dated January 26, 2026.
99.59	Arrangement Agreement and Plan of Merger dated as of January 25, 2026, among Goldgroup Mining Inc., Goldgroup Merger Sub Inc. and Gold Resource Corporation.
99.60	Material change report dated January 30, 2026.
99.61	News release dated February 18, 2026.
99.62	News release dated February 27, 2026.
99.63	Audited Consolidated Annual Financial Statements of Goldgroup Mining Inc. for the years ended December 31, 2024 and 2025.

99.64	Management’s Discussion and Analysis of Goldgroup Mining Inc. for the year ended December 31, 2025.
99.65	Certification of annual filings by the chief executive officer of Goldgroup Mining Inc. dated April 30, 2026.
99.66	Certification of annual filings by the chief financial officer of Goldgroup Mining Inc. dated April 30, 2026.
99.67	Technical Report (NI 43-101) for the San Francisco Project, Sonora, Mexico, effective date April 30, 2026 and report Date May 1, 2026.
99.68	Consent of qualified person (NI 43-101) dated May 8, 2026.
99.69	Consent of qualified person (NI 43-101) dated May 8, 2026.
99.70	Consent of qualified person (NI 43-101) dated May 8, 2026.
99.71	Consent of qualified person (NI 43-101) dated May 11, 2026.
99.72	Consent of qualified person (NI 43-101) dated May 11, 2026.
99.73	Consent of qualified person (NI 43-101) dated May 11, 2026.
99.74	News release dated May 11, 2026.
99.75	News release dated May 15, 2026.
99.76	First Amendment to Arrangement Agreement and Plan of Merger dated as of May 15, 2026, among Goldgroup Mining Inc., Goldgroup Merger Sub Inc. and Gold Resource Corporation.
99.77	Notice of meeting and record date dated May 25, 2026.
99.78	Condensed Interim Consolidated Financial Statements (Unaudited) of Goldgroup Mining Inc. for the three months ended March 31, 2026 and 2025.
99.79	Management’s Discussion and Analysis of Goldgroup Mining Inc. for the three months ended March 31, 2026.
99.80	Certification of interim filings by the chief executive officer of Goldgroup Mining Inc. dated June 1, 2026.
99.81	Certification of interim filings by the chief financial officer of Goldgroup Mining Inc. dated June 1, 2026.
99.82	Notice of Annual General and Special Meeting of Shareholders dated as of May 29, 2026.
99.83	Management Information Circular of Goldgroup Mining Inc. dated as of May 29, 2026.
99.84	Form of Proxy of Goldgroup Mining Inc. for Annual General and Special Meeting to be held on July 2, 2026.
99.85	Annual Information Form of Goldgroup Mining Inc. dated June 10, 2026.
99.86	News release dated June 15, 2026.
99.87	News release dated June 18, 2026.
99.88	News release dated June 25, 2026.
99.89	News release dated July 2, 2026.
99.90	Amended and Restated Articles of Goldgroup Mining Inc. effective as of July 2, 2026.
99.91	News release dated July 3, 2026.
99.92	News release dated July 6, 2026.
99.93	News release dated July 8, 2026.
99.94	Material change report dated July 10, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GOLDGROUP MINING INC. (Registrant)

Date: July 17, 2026	By:	/s/ Allen Palmiere
		Name:	Allen Palmiere
		Title:	Chief Executive Officer and President